Exhibit 99.1
                                                                    ------------

                             JOINT FILING AGREEMENT
                            PURSUANT TO RULE 13d-1(k)
                            -------------------------


     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATED:  September 10, 2008


                                             DAVIDSON KEMPNER PARTNERS

                                             By: MHD Management Co.,
                                             its General Partner

                                             By:  /s/ Thomas L. Kempner, Jr.
                                                  ------------------------------
                                             Name:   Thomas L. Kempner, Jr.
                                             Title:  Managing Partner


                                             DAVIDSON KEMPNER
                                             INSTITUTIONAL PARTNERS, L.P.

                                             By: Davidson Kempner Advisers Inc.,
                                             its General Partner

                                             By:  /s/ Thomas L. Kempner, Jr.
                                                  ------------------------------
                                             Name:   Thomas L. Kempner, Jr.
                                             Title:  President

                                             M.H. DAVIDSON & CO.

                                             By:  /s/ Thomas L. Kempner, Jr.
                                                  ------------------------------
                                             Name:   Thomas L. Kempner, Jr.
                                             Title:  Managing Partner


                                             DAVIDSON KEMPNER
                                             INTERNATIONAL, LTD.

                                             By: Davidson Kempner International
                                             Advisors, L.L.C.,
                                             its Investment Manager

                                             By:  /s/ Thomas L. Kempner, Jr.
                                                  ------------------------------
                                             Name:   Thomas L. Kempner, Jr.
                                             Title:  Executive Managing Member


                                             MHD MANAGEMENT CO.

                                             By:  /s/ Thomas L. Kempner, Jr.
                                                  ------------------------------
                                             Name:   Thomas L. Kempner, Jr.
                                             Title:  Managing Partner


                                             DAVIDSON KEMPNER ADVISERS INC.

                                             By:  /s/ Thomas L. Kempner, Jr.
                                                  ------------------------------
                                             Name:   Thomas L. Kempner, Jr.
                                             Title:  President


                                             DAVIDSON KEMPNER
                                             INTERNATIONAL ADVISORS, L.L.C.

                                             By:  /s/ Thomas L. Kempner, Jr.
                                                  ------------------------------
                                             Name:   Thomas L. Kempner, Jr.
                                             Title:  Executive Managing Member

                                             DAVIDSON KEMPNER DISTRESSED
                                             OPPORTUNITIES FUND LP

                                             By: DK Group LLC,
                                             its General Partner

                                             By:  /s/ Thomas L. Kempner, Jr.
                                                  ------------------------------
                                             Name:   Thomas L. Kempner, Jr.
                                             Title:  Executive Managing Member


                                             DAVIDSON KEMPNER DISTRESSED
                                             OPPORTUNITIES INTERNATIONAL
                                             LTD.

                                             By: DK Management Partners LP,
                                             its Investment Manager

                                             By: DK Stillwater GP LLC,
                                             its General Partner

                                             By:  /s/ Thomas L. Kempner, Jr.
                                                  ------------------------------
                                             Name:   Thomas L. Kempner, Jr.
                                             Title:  Executive Managing Member


                                             DAVIDSON KEMPNER EVENT
                                             DRIVEN EQUITIES FUND LP

                                             By: DK Group LLC,
                                             its General Partner

                                             By:  /s/ Thomas L. Kempner, Jr.
                                                  ------------------------------
                                             Name:   Thomas L. Kempner, Jr.
                                             Title:  Executive Managing Member

                                             DAVIDSON KEMPNER EVENT
                                             DRIVEN EQUITIES
                                             INTERNATIONAL LTD.

                                             By: DK Management Partners LP,
                                             its Investment Manager

                                             By: DK Stillwater GP LLC,
                                             its General Partner

                                             By:  /s/ Thomas L. Kempner, Jr.
                                                  ------------------------------
                                             Name:   Thomas L. Kempner, Jr.
                                             Title:  Executive Managing Member


                                             DK GROUP LLC

                                             By:  /s/ Thomas L. Kempner, Jr.
                                                  ------------------------------
                                             Name:   Thomas L. Kempner, Jr.
                                             Title:  Executive Managing Member


                                             DK MANAGEMENT PARTNERS LP

                                             By: DK Stillwater GP LLC,
                                             its General Partner

                                             By:  /s/ Thomas L. Kempner, Jr.
                                                  ------------------------------
                                             Name:   Thomas L. Kempner, Jr.
                                             Title:  Executive Managing Member


                                             DK STILLWATER GP LLC

                                             By:  /s/ Thomas L. Kempner, Jr.
                                                  ------------------------------
                                             Name:   Thomas L. Kempner, Jr.
                                             Title:  Executive Managing Member


                                             /s/ Thomas L. Kempner, Jr.
                                             -----------------------------------
                                             Thomas L. Kempner, Jr.

                                             /s/ Marvin H. Davidson
                                             -----------------------------------
                                             Marvin H. Davidson


                                             /s/ Stephen M. Dowicz
                                             -----------------------------------
                                             Stephen M. Dowicz


                                             /s/ Scott E. Davidson
                                             -----------------------------------
                                             Scott E. Davidson


                                             /s/ Michael J. Lefell
                                             -----------------------------------
                                             Michael J. Leffell


                                             /s/ Timothy I. Levart
                                             -----------------------------------
                                             Timothy I. Levart


                                             /s/ Robert J. Brivio, Jr.
                                             -----------------------------------
                                             Robert J. Brivio, Jr.


                                             /s/ Eric P. Epstein
                                             -----------------------------------
                                             Eric P. Epstein


                                             /s/ Anthony A. Yoseloff
                                             -----------------------------------
                                             Anthony A. Yoseloff


                                             /s/ Avram Z. Friedman
                                             -----------------------------------
                                             Avram Z. Friedman


                                             /s/ Conor Bastable
                                             -----------------------------------
                                             Conor Bastable